 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2020

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	RIDEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On October 29, 2020, Lordstown Motors Corp. (f/k/a DiamondPeak Holdings Corp.), a Delaware Corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the Transactions under Items 3.03, 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K/A is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the stockholders of the Company approved Proposal Number 2 – The Charter Proposal and the Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) became effective upon filing with the Secretary of State of the State of Delaware on October 23, 2020. Also on October 23, 2020, the Board approved and adopted the Amended and Restated Bylaws (the “Bylaws”).

A description of the amendments included in Certificate of Incorporation is set forth in the sections entitled “Proposal Number 2- The Charter Proposal” beginning on page 126 and “Comparison of Stockholder Rights Before and After Proposed Charter Amendment” beginning on page 129 of the Proxy Statement, which are incorporated by reference herein. Additional information regarding the general effect of the Certificate of Incorporation and the Bylaws on the rights of holders of the Company’s capital stock is included in the section entitled “Description of Securities” beginning on page 211 of the Proxy Statement, which is incorporated by reference herein.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively and are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Transactions, on October 23, 2020, the Board approved and adopted a new Code of Business Conduct and Ethics (“Code of Ethics”) applicable to all employees, officers and directors of the Company. A copy of the Code of Ethics can be found in the Investors section of the Company’s website at www.lordstownmotors.com.

Item 9.01.	Financial Statements and Exhibits.

(d)                                   Exhibits.

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated as of August 1, 2020, by and among DiamondPeak Holding Corp., Lordstown Motors Corp. and DPL Merger Sub Corp. (incorporated by reference to the Company’s Form 8-K, filed with the SEC on August 3, 2020)
3.1	Second Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
4.3	Warrant Agreement, dated February 27, 2019, by and between the Company and American Stock Transfer & Trust Company, LLC (including form of warrant certificate) (incorporated by reference to the Company’s Form 8-K, filed with the SEC on March 4, 2019)
10.1	Form of Subscription Agreement (incorporated by reference to the Company’s Form 8-K, filed with the SEC on August 3, 2020)
10.2	Registration Rights and Lockup Agreement
10.3#	Form of Indemnification Agreement
10.4#	2020 Equity Incentive Plan (incorporated by reference to the Company’s proxy statement, filed with the SEC on October 8, 2020)
10.5#	Legacy LMC 2019 Incentive Compensation Plan, as amended by Amendment No. 1, effective February 14, 2020 (including the form of option award agreement thereunder and the terms and conditions that govern the option award agreements)
10.6#	Amended and Restated Employment Agreement, dated November 1, 2019, between Lordstown Motors Corp. and Stephen S. Burns
10.7#	Employment Agreement, dated September 1, 2019, between Lordstown Motors Corp. and John LaFleur, as amended by Amendment to Employment Agreement, dated July 31, 2020
10.8#	Employment Agreement, dated September 1, 2019, between Lordstown Motors Corp. and Julio Rodriguez, as amended by Amendment to Employment Agreement, dated July 31, 2020
10.9#	Employment Agreement, dated October 1, 2019, between Lordstown Motors Corp. and Caimin Flannery, as amended by Amendment to Employment Agreement, dated July 31, 2020
10.10#	Employment Agreement, dated October 1, 2019, between Lordstown Motors Corp. and Rich Schmidt, as amended by Amendment to Employment Agreement, dated July 31, 2020
10.11#	Employment Agreement, dated October 1, 2019, between Lordstown Motors Corp. and Thomas V. Canepa, as amended by Amendment to Employment Agreement, dated July 31, 2020
10.12	Intellectual Property License Agreement, between Workhorse Group Inc. and Lordstown Motors Corp., dated November 7, 2019 (incorporated by reference to the Form 10-K of Workhorse Group, Inc., filed with the SEC on March 13, 2020)
10.13	Agreement between Workhorse Group Inc. and Lordstown Motors Corp., dated August 1, 2020 (incorporated by reference to the Form 8-K of Workhorse Group, Inc., filed with the SEC on August 4, 2020)
10.14	License Agreement, between Elaphe Propulsion Technologies Ltd. and Lordstown Motors Corp., as amended by First Amendment, dated July 21, 2020
10.15	Facilities and Support Agreement, between Elaphe Propulsion Technologies Ltd. and Lordstown Motors Corp., dated March 16, 2020
10.16	Asset Transfer Agreement, dated November 7, 2019, between Lordstown Motors Corp. and General Motors LLC, and amended by that certain Amendment to Asset Purchase Agreement, dated May 28, 2020
10.17	Omnibus Agreement, dated August 1, 2020, by and among General Motors LLC, GM EV Holdings LLC, Lordstown Motors Corp., and DiamondPeak Holdings Corp.
16.1	Letter from WithumSmith+Brown, PC to the SEC, dated October 28, 2020
99.1	Unaudited Pro Forma Financial Information

#Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Stephen S. Burns
	Name:	Stephen S. Burns
	Title:	Chief Executive Officer and Chairman
Date: October 29, 2020